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                                  EXHIBIT 10.4

                Master Service Agreement with XO Communications


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                                                        Master Service Agreement
                                                  XO Communications (UK) Limited

XOTM

                            MASTER SERVICE AGREEMENT

                                                              MSA Number: 005593


THIS MASTER SERVICE AGREEMENT is made on       20th        day of    April 2001
                                          -------------              ----------

Between XO Communications (UK) LIMITED ("XOUK"); of

113-123 Upper Richmond Road, London SW15 2TL

and      Talkpoint Co UK Ltd
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CUSTOMER ADDRESS FOR NOTICES:         XO COMMUNICATIONS ADDRESS FOR NOTICES:

Unit 4 & 5                            113-123 Upper Richmond Road
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Pinewood Place                        London
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Epsom                                 SW15 2TL
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Surrey                                United Kingdom
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KT19 0BZ
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The purpose of this Agreement is to provide a framework to govern the on-going relationship between XO Communications and the Customer, it is designed to facilitate the operation of multiple services and to allow for the amendment of services and to allow for the amendment of service requirements without the need for lengthy legal documentation to cover each change or alteration.

XO Communications and the Customer agree as follows:

[The terms of this Agreement are protected by a Confidentiality Agreement between Talkpoint Co UK Limited and XO Communications. The Agreement provides Talkpoint Co. UK Limited with internet access through Virtual Private Networks. These networks, through proprietary systems designed by XO Communications, preclude intrusion from outside parties into the Virtual Private Networks. The Agreement provides for an initial 36-month term and automatically renews in 3-month periods thereafter.]

IN WITNESS each of the parties executed this Master Service Agreement the day and year first before written


SIGNED by                                 SIGNED by

/s/ John Kay                              /s/ Stephen North
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PRINT NAME                                PRINT NAME

John Kay                                  Stephen North
---------------------------------         ---------------------------------

Position held at                          Position held at
XO Communications                         THE CUSTOMER

Sales Manager                             Managing Director
---------------------------------         ---------------------------------
Duly authorized representative of         Duly authorized representative of
XO Communications                         THE CUSTOMER

                                          /s/ Stephen North
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